Execution Version

FIRST AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF SEPTEMBER 18, 2018
AMONG
CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS
PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to the Credit Agreement (this “Amendment”) dated as of September 18, 2018, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender party hereto, and The Bank of New York Mellon Trust Company, N.A., not in its individual capacity but solely as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders from time to time party thereto have entered into that certain Credit Agreement dated as of November 17, 2017 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.    Section 14.1 of the Credit Agreement provides that the Majority Lenders may enter into amendments, supplements or modifications to the Credit Documents to effect certain changes which do not specifically require the consent of each Lender. All acts and requirements necessary to make this Amendment the legal, valid and binding obligation of the Borrower and the Majority Lenders have been done.
D.    NOW, THEREFORE, to induce the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the recitals hereto, has the meaning assigned to such term in the Credit Agreement as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 11.1.
(a)    Section 11.1(z) of the Credit Agreement is hereby amended as follows:
(i)    An “(x)” is hereby added to the beginning of such Section 11.1(z);
(ii)    The phrase “and any Permitted Refinancing Indebtedness issued or incurred to Refinance such Existing Second Lien Notes” is hereby deleted; and
(iii)    A new phrase is hereby added to the end of such Section 11.1(z) to read in its entirety as follows:

“and (y) any Permitted Refinancing Indebtedness issued or incurred to Refinance such Existing Second Lien Notes;”.
(b)    Section 11.1(bb) of the Credit Agreement is hereby amended as follows:
(i)    An “(x)” is hereby added to the beginning of such Section 11.1(bb);
(ii)    The phrase “and any Permitted Refinancing Indebtedness issued or incurred to Refinance such 2016 Term Loans” is hereby deleted; and
(iii)    A new phrase is hereby added to the end of such Section 11.1(bb) to read in its entirety as follows:
“and (y) any Permitted Refinancing Indebtedness issued or incurred to Refinance such 2016 Term Loans;”.
2.2    Amendments to Section 11.7.
(a)    Section 11.7(a)(iii) of the Credit Agreement is hereby amended as follows:
The phrase “within four months of the date of” at the beginning of such section is hereby replaced with the word “in connection with”.
(b)    The word “and” at the end of Section 11.7(a)(v) is hereby deleted.
(c)    Section 11.7(a)(vi) of the Credit Agreement is hereby amended by replacing the “.” at the end of such Section 11.7(a)(vi) with “; and”.
(d)    A new Section 11.7(a)(vii) is hereby added to the Credit Agreement to read in its entirety as follows:
“prepay, repurchase, redeem, defease or exchange any Permitted Junior Indebtedness, Existing Senior Notes, Permitted Additional Debt, 2016 Term Loans or any Permitted Refinancing Indebtedness in respect of the foregoing with Net Cash Proceeds of any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness.”
(e)    The proviso and the end of Section 11.7(a) is hereby amended as follows:
The phrase “for the purposes of this Section 11.7(a)” at the end of such proviso is hereby replaced with “for the purposes of Sections 11.7(a)(i) to (vi)”.
Section 3.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (the “Effective Date”):
3.1    The Borrower shall have received duly executed counterparts of this Amendment from the Administrative Agent, each Guarantor and Lenders constituting the Majority Lenders.

3.2    The Borrower shall have paid (a) an amendment fee payable to the Administrative Agent for the account of each of the Lenders executing a counterpart of this Amendment in an amount equal to 25 basis points on each such Lender’s Commitment in effect on the date hereof and (b) to the extent invoiced to the Borrower, all fees and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    The Borrower shall have certified to the Administrative Agent that no Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 4.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5.    Miscellaneous.
5.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; (c) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment; and (d) unless otherwise specified, each Lender’s executed signature page to this Amendment constitutes such Lender’s signature in all its capacities under the Credit Agreement.
5.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents (collectively “Violations”).
5.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment, that no Default or Event of Default has occurred and is continuing; and (d) represents and warrants to the Administrative Agent that this Amendment complies with Section 14.1 of the Credit Agreement and that all conditions precedent to the execution of the Amendment have been satisfied.

5.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
5.5     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    The Administrative Agent shall not be responsible for the validity or sufficiency of this Amendment or for the recitals contained herein, which shall be deemed to be statements of the Borrower. In acting hereunder, the Administrative Agent shall have the benefit of all of the rights, protections and immunities granted to it under the Credit Agreement, all of which are incorporated by reference herein, mutatis mutandis.
5.7    The Majority Lenders hereby direct the Administrative Agent to execute this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

CALIFORNIA RESOURCES WILMINGTON , LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

CRC MARKETING, INC.

By:	/s/ D. Adam Smith
Name:	D. Adam Smith
Title:	Assistant Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer

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CALIFORNIA RESOURCES CORPORATION - First Amendment

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Vice President and Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Administrative Agent

By:	/s/ Bruce C. Boyd
Name:	Bruce C. Boyd
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment

OTHER LENDERS PARTY THERETO, as Lenders

Signature Page
CALIFORNIA RESOURCES CORPORATION - First Amendment